                                                                                                                  Exhibit 99.1

March 20, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated March 20, 2006, of WesBanco, Inc., KSOP, and are in agreement with the statements contained in the first, second, fourth, fifth and sixth paragraphs therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.

                                                                                      /s/ Ernst & Young LLP

Pittsburgh, Pennsylvania